UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2025
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
3.125% Senior Notes due 2033	JCI33	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The 2025 Annual General Meeting of Shareholders (“AGM”) of Johnson Controls International plc (the “Company”) was held on March 12, 2025 in Cork, Ireland. Immediately following the conclusion of the AGM, Joakim Weidemanis succeeded George Oliver as the Company's Chief Executive Officer and principal executive officer as previously disclosed in the Company's Current Report on Form 8-K filed on February 5, 2025. Mr. Oliver was re-elected as a director of the Company at the AGM by the Company’s shareholders, as discussed below, and will continue to serve as Chairman of the Board of Directors until his scheduled retirement on July 31, 2025.

In connection with his succession to the role of Chief Executive Officer and, following the AGM, the Board of Directors increased the number of the Company’s directors to thirteen and Mr. Weidemanis was appointed by the Board of Directors to serve as a director with a term expiring at the conclusion of the 2026 annual general meeting of shareholders.

The appointment of Mr. Weidemanis as a director was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity. Additional information concerning Mr. Weidemanis’ succession to the role of Chief Executive Officer, his appointment as a director of the Company and Mr. Oliver’s retirement can be found in Item 5.02 of the Company’s Current Report on Form 8-K filed on February 5, 2025, which is incorporated herein by reference.

Item 5.07    Submission of matters to a vote of security holders.

At the AGM, the holders of 599,942,445 of the Company’s ordinary shares were represented in person or by proxy, constituting a quorum. At the meeting, shareholders voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement dated January 21, 2025. The vote results detailed below represent final results.

Proposal No. 1 - Election of the Board of Directors

Proposal No. 1 was the election, by separate resolution, of each member of Board of Directors. The following individuals were elected to serve on the Board of Directors until the conclusion of the next annual general meeting.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Timothy Archer	556,679,631	6,791,102	599,396	35,872,316
Jean Blackwell	529,325,382	33,729,631	1,015,116	35,872,316
Pierre Cohade	560,141,785	3,284,137	644,207	35,872,316
Patrick Decker	559,027,312	4,457,139	585,678	35,872,316
W. Roy Dunbar	537,695,787	25,434,160	940,182	35,872,316
Gretchen R. Haggerty	558,686,784	4,690,312	693,033	35,872,316
Ayesha Khanna	548,305,640	15,228,864	535,625	35,872,316
Seetarama Kotagiri	559,876,199	3,556,591	637,339	35,872,316
George R. Oliver	545,020,418	18,190,202	859,509	35,872,316
Jürgen Tinggren	536,220,974	26,824,389	1,024,766	35,872,316
Mark Vergnano	547,966,221	15,402,303	701,605	35,872,316
John D. Young	559,147,394	4,338,074	584,661	35,872,316

Proposal No. 2.a - Ratify appointment of independent auditors

Proposal No. 2.a was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
559,574,020	39,652,485	715,940

Proposal No. 2.b - Authorize the Audit Committee to set the auditors’ remuneration

Proposal No. 2.b was a management proposal to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
577,522,503	21,709,587	710,355

Proposal No. 3 - Authorize the Company to make market purchases of Company shares

Proposal No. 3 was a management proposal to authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
596,376,286	1,460,171	2,105,988

Proposal No. 4 - Determine the price range at which the Company can reissue treasury shares

Proposal No. 4 was a management proposal to determine the price range at which the Company can re-allot shares that it holds as treasury shares. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
595,117,027	2,505,316	2,320,102

Proposal No. 5 - Non-binding advisory vote on executive compensation

Proposal No. 5 was a management proposal to hold a non-binding advisory vote on the compensation of the Company’s executives, as described in the Proxy Statement. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
516,961,750	46,174,880	933,499	35,872,316

Proposal No. 6 - Approval of the Board of Directors’ authority to allot shares

Proposal No. 6 was a management proposal to approve the Board of Directors’ authority to allot shares up to an aggregate nominal value of US$1,381,000, or approximately 20% of the Company’s issued ordinary share capital. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
581,442,228	17,318,633	1,181,584

Proposal No. 7 - Waiver of statutory pre-emption rights

Proposal No. 7 was a management proposal to approve the waiver by shareholders of their statutory pre-emption rights in the event of the issuance of ordinary shares for cash, if the issuance is limited to up to an aggregate nominal value of US$1,381,000, or approximately 20% of the Company’s issued ordinary share capital. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
569,170,109	29,450,376	1,321,960

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: March 14, 2025	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary